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                                                                    EXHIBIT 99.3

[TELCO SYSTEMS LOGO]


                                                                    NEWS RELEASE



                     TELCO SYSTEMS ANNOUNCES AUDITED FOURTH
                         QUARTER AND FISCAL YEAR RESULTS


         NOVEMBER 4, 1998, NORWOOD, MA -- Telco Systems, Inc. (NASDAQ: TELC) announced today audited fourth quarter and fiscal year 1998 (ended August 30, 1998) results, which have been revised upward from initial earnings reported by the Company on September 17, 1998. These revisions are the result of the recently completed audit that was required by the Securities and Exchange Commission ("SEC") in relation to Telco Systems' pending merger with World Access, Inc. (NASDAQ: WAXS). The Company will file a Form 8-K reflecting audited results with the SEC today.

         For the fourth quarter of fiscal year 1998, revenue of $31,673,000 and gross margins remained unchanged. Net income before special charges was $2,875,000 or $.26 per share (basic and diluted), versus the initial report of $2,450,000 or $.22 per share, due to lower actual operating expenses partially offset by higher income tax expense. Special charges and inventory reserves remained unchanged. After special charges, the Company's net loss for the fourth quarter was ($375,000) or ($.03), per share versus the initial report of ($800,000) or ($.07) per share.

         For the 1998 fiscal year, revenue of $113,230,000 and gross margins remained unchanged. Net income for the year before special charges was $5,134,000 or $.47 per share ($.46 per share, diluted), versus the initial report of $4,709,000 or $.43 per share ($.42 per share, diluted). Special charges, which included a one-time charge of $5,135,000 or $.47 per share for the write-off of purchased research and development associated with the Company's January 1998 acquisition of Jupiter Technology, Inc., and


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inventory reserves remained unchanged. Including this one-time charge and the other charges mentioned above, the net loss for the year was ($3,251,000) or ($.30) per share versus the initial report of ($3,676,000) or ($.34) per share.

         In conjunction with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, this press release contains forward-looking statements that are subject to risks and uncertainties which could cause actual results to differ materially from these forward-looking statements. A list of these risk factors is included in the documents that the company files from time to time with the Securities and Exchange Commission
(SEC), including Forms 10-Q and 10-K. Such risks and uncertainties include, but are not limited to, the following: general economic conditions; risks associated with competition and competitive pricing pressures; the competition for skilled employees; incoming order levels and timing of orders; shipment volumes and delivery schedules; and the company's ability to develop, produce and market new and innovative products and services in an industry subject to rapid technological change.

ABOUT TELCO SYSTEMS
Telco Systems' integrated access solutions - that are deployed at the network edge -- provide organizations with a flexible, cost-effective means of transmitting voice, data and video traffic over public and private networks. These products are used in a wide variety of applications by network service providers, such as interexchange carriers, local exchange carriers, government agencies, utilities and wireless providers, as well as by corporations around the world.


                                      # # #


   For more information, Telco Systems' World Wide Web site is www.telco.com, or contact Investor Relations @ 781-255-2151



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 CONSOLIDATED STATEMENTS OF OPERATIONS                       TELCO SYSTEMS, INC.


For the periods ended August 30, 1998 and August 31, 1997
Dollars in thousands except per share amounts

                                                  Three Months Ended            Twelve Months Ended
                                                ----------------------        ------------------------
                                                 1998            1997           1998            1997
                                                -------        -------        --------        --------

Sales                                           $31,673        $31,302        $113,230        $117,843
Cost of sales(a)                                 21,210         20,730          71,194          74,985
                                                -------        -------        --------        --------
Gross profit                                     10,463         10,572          42,036          42,858

    Percent of sales                               33.0%          33.8%           37.1%           36.4%


Expenses:
   Research and development                       4,223          4,019          15,485          15,355
   Sales, marketing and administration(b)         6,416          6,142          24,300          29,652
   Purchased research and development                --             --           5,135              --
   (Gain) on sale of investment                      --             --              --          (1,070)
   Amortization of intangible assets                222            168             795             669
   Interest (income)                               (223)          (166)           (728)           (670)
                                                -------        -------        --------        --------
                                                 31,848         30,893         116,181         118,921

Pretax (loss) income                               (175)           409          (2,951)         (1,078)
Income tax provision                                200             --             300              --
                                                -------        -------        --------        --------
Net (loss) income                               $  (375)       $   409        $ (3,251)       $ (1,078)
                                                =======        =======        ========        ========


Shares used in computing net (loss) income
per share:
   Basic                                         11,037         10,786          10,966          10,701
   Diluted                                       11,037         10,859          10,966          10,701

(Loss) earnings per share:
   Basic                                        $ (0.03)       $  0.04        $  (0.30)       $  (0.10)
   Diluted                                      $ (0.03)       $  0.04        $  (0.30)       $  (0.10)



(a) Includes a $2,500 inventory reserve principally associated with legacy products in the Fiscal 1998 periods

(b)  Includes $750 of merger related expenses in the Fiscal 1998 periods



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CONSOLIDATED BALANCE SHEETS                                 TELCO SYSTEMS, INC.
Dollars in thousands



                                              August 30, 1998    August 31, 1997
                                              ---------------    ---------------
Assets

Current assets:

  Cash and marketable securities                  $20,987           $12,708
  Accounts receivable, net                         24,336            19,663
  Inventories, net                                 12,016            28,370
  Other current assets                              3,756               985
                                                  -------           -------
           Total Current Assets                    61,095            61,726


Plant and equipment, net                            8,325             9,689

Intangible and other assets, net                    8,403             7,184
                                                  -------           -------

                                                  $77,823           $78,599
                                                  =======           =======

Liabilities & Shareholders' Equity

Current liabilities:
  Accounts payable                                $ 7,368           $ 7,292
  Other accrued liabilities                        14,044            14,020
                                                  -------           -------
       Total Current Liabilities                   21,412            21,312

Long-term liabilities                                 911             1,531

Total shareholders' equity                         55,500            55,756
                                                  -------           -------

                                                  $77,823           $78,599
                                                  =======           =======
